EASTCLIFF FUNDS, INC.

              Supplement to the Statement of Additional Information
                             Dated October 31, 1998





       Effective May 17, 1999, the officers of Eastcliff Funds, Inc. are:

       Conley Brooks, Jr.                        President

       John A. Clymer                            Vice President, Secretary and
                                                 Treasurer

       Sarah A. Hillesheim                       Vice President and Assistant
                                                 Secretary

       A. Rodney Boren                           Vice President

       Patrice J. Neverett                       Vice President

See "Directors and Officers of the Corporation" on pages 12-16 of the Statement of Additional Information for more information about the officers of Eastcliff Funds, Inc.

                           The date of this Supplement is May 20, 1999.